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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 2, 1999


                        N-VIRO INTERNATIONAL CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                    0-21802                   34-1741211
(STATE OR OTHER JURISDICTION        (COMMISSION                (IRS EMPLOYER
      OF INCORPORATION)             FILE NUMBER)             IDENTIFICATION NO.)


        3450 W. CENTRAL AVENUE, SUITE 328
                  TOLEDO, OHIO                                     43606
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (419) 535-6374

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ITEM 5.           OTHER ITEMS

         On February 15, 2000, N-Viro International Corporation ("the Company") completed an employment agreement, effective December 2, 1999, with J. Patrick Nicholson, Chairman of the Board of Directors and Chief Executive Officer, incorporated by reference herein as Exhibit 99.1.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION

Dated:       March 23, 2000                 By: /s/ James K. McHugh
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                                                James K. McHugh
                                                Chief Financial Officer